Exhibit 32

CERTIFCATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL

OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Oro Volcanico Corp. (the "Company") for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof or the following date (the "Report"), James Fitzsimons, as Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge, respectively, that:

1.) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2008	/s/ Francis Mailhot
-----------------------------------
Name: Francis Mailhot
Title: Chief Executive Officer
(Principal Executive Officer and
Principal Financial Officer)